EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Carolina National Corporation on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Carl Donnelly, Chief Financial Officer of the Carolina National Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


1.   The  above-listed  Form 10-QSB  fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    November 10, 2004                       /s/CARL M. DONNELLY
        ---------------------                       ----------------------------
                                                    Carl Donnelly
                                                    Chief Financial Officer